Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

FOR ROAN RESOURCES, INC. AS OF JUNE 30, 2018, FOR THE SIX MONTHS ENDED JUNE 30, 2018

AND FOR THE YEAR ENDED DECEMBER 31, 2017

INDEX

Financial Information	Page Number

Unaudited Pro Forma Condensed Combined Financial Information	2

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2018	3

Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2018	4

Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2017	5

Notes to Unaudited Pro Forma Condensed Combined Financial Statements	6

ROAN RESOURCES, INC

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On August 31, 2017, Roan Resources LLC (“Roan LLC”) executed a contribution agreement (the “Contribution Agreement”) by and among the Roan LLC, Citizen Energy II, LLC (“Citizen”), Linn Energy Holdings, LLC (“LEH”) and Linn Operating, LLC (“LOI”, and together with LEH, “Linn”) pursuant to which, among other things, Citizen agreed to contribute oil and natural gas properties in the Merge, SCOOP and STACK plays within the Anadarko Basin to Roan LLC (collectively the “Contribution”). In exchange for their contributions, Citizen received a 50% equity interest in Roan LLC.

On August 31, 2017, Roan LLC purchased oil and natural gas properties located in Central Oklahoma (“Acquired Properties”) from Linn for $1.3 billion, subject to certain purchase price and post-closing adjustments (the “Acquisition”). The assets consist primarily of proved and unproved oil and natural gas properties located in the Merge, SCOOP, and STACK plays within the Anadarko Basin. The consideration for the Acquisition was 1.5 billion of Roan LLC’s equity units, or 50% of Roan LLC’s equity.

On September 24, 2018, a series of transactions were executed that resulted in Linn and Citizen contributing their equity interest in Roan LLC to two new subsidiaries that are wholly owned by Roan Resources, Inc. (“Roan Inc”) in exchange for equity interest in Roan Inc (the “Reorganization”). Following the Reorganization, Roan Inc became the successor of Linn in accordance with Rule 15d-5 of the Securities Exchange Act of 1934.

The accompanying unaudited pro forma condensed combined balance sheet as of June 30, 2018 was based on the unaudited balance sheet of Roan LLC as of June 30, 2018 and includes pro forma adjustments to give effect to the Reorganization as if it had occurred on June 30, 2018.

The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and the six months ended June 30, 2018 were based on the audited statement of operations of Roan LLC for the year ended December 31, 2017 and the unaudited statement of operations of Roan LLC for the six months ended June 30, 2018, respectively, and include pro forma adjustments to give effect to the Acquisition and the Reorganization as if they had occurred on January 1, 2017.

These unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and are not indicative of the results that actually would have occurred had the transactions been in effect on the dates or for the periods indicated, or of results that may occur in the future. These unaudited pro forma condensed combined financial statements should be read in conjunction with Roan LLC’s historical financial statements and the audited statements of revenues and direct operating expenses for the Acquired Properties filed as exhibits to this report.

Roan Resources, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

June 30, 2018

	Roan LLC Historical	Reorganization Adjustments		Roan Inc Pro Forma Combined
	(in thousands)
ASSETS
Current assets
Cash and cash equivalents	$24,376	$—		$24,376
Accounts receivable
Oil, natural gas and natural gas liquid sales	21,347	—		21,347
Oil, natural gas and natural gas liquid sales - Affiliates	8,136	—		8,136
Joint interest owners	84,336	—		84,336
Affiliates	31,728	—		31,728
Prepaid drilling advances	37,019	—		37,019
Derivative contracts	281	—		281
Other current assets	6,190	—		6,190

Total current assets	213,413	—		213,413
Long-term assets
Oil and natural gas properties, successful efforts method	2,187,486	—		2,187,486
Accumulated depreciation, depletion, amortization and impairment	(137,564)	—		(137,564)

Oil and natural gas properties, net	2,049,922	—		2,049,922
Other property and equipment, net	3,150	—		3,150
Deferred financing costs	3,326	—		3,326

Total assets	$2,269,811	$—		$2,269,811

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$122,278	$—		$122,278
Accounts payable and accrued liabilities - Affiliates	26,256	—		26,256
Revenue payable	74,128	—		74,128
Drilling advances	47,605	—		47,605
Asset retirement obligations	416	—		416
Derivative contracts	49,424	—		49,424

Total current liabilities	320,107	—		320,107
Noncurrent liabilities
Long-term debt	284,639	—		284,639
Deferred taxes	—	306,304	(a)	297,591
Asset retirement obligations	12,158	—		12,158
Derivative contracts	10,664	—		10,664
Other	117	—		117

Total liabilities	627,685	306,304		925,276
Commitments and contingencies
Total stockholders’ equity	1,642,126	(306,304	) (a)	1,344,535

Total liabilities and stockholders’ equity	$2,269,811	$—		$2,269,811

Roan Resources, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

Six Months Ending June 30, 2018

	Roan LLC Historical	Reorganization Adjustments		Roan Inc Pro Forma Combined
	(in thousands, except earnings per share data)
Revenues
Oil sales	$122,369	$—		$122,369
Natural gas sales	21,458	—		21,458
Natural gas sales - Affiliates	9,439	—		9,439
Natural gas liquids sales	25,144	—		25,144
Natural gas liquids sales - Affiliates	13,127	—		13,127
Loss on derivative contracts	(64,216)	—		(64,216)

Total revenues	127,321	—		127,321
Operating expenses
Production expenses	15,374	—		15,374
Production taxes	4,682	—		4,682
Exploration expenses	18,483	—		18,483
Depreciation, depletion and amortization	46,466	—		46,466
General and administrative	27,106	—		27,106

Total operating expenses	112,111	—		112,111

Total operating income	15,210	—		15,210
Other income (expense)
Interest expense	(2,886)	—		(2,886)

Income before income taxes	12,324	—		12,324
Income tax expense	—	3,172	(b)	3,172

Net income	$12,324	$(3,172)		$9,152

Earnings per share:
Basic	$0.00			$0.06

Diluted	$0.00			$0.06

Weighted average number of shares outstanding:
Basic	3,026,163	(2,873,623	) (c)	152,540

Diluted	3,026,163	(2,873,623	) (c)	152,540

Roan Resources, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

Year Ending December 31, 2017

	Roan LLC Historical	Acquired Properties Adjustments (for the period from January 1 through August 31, 2017)		Reorganization Adjustments		Roan Inc Pro Forma Combined
	(in thousands, except earnings per share data)
Revenues
Oil sales	$76,876	$23,332	(d)	$—		$100,208
Natural gas sales	46,303	10,014	(d)	—		56,317
Natural gas liquids sales	35,217	4,447	(d)	—		39,664
Natural gas and natural gas liquids sales - Affiliates	7,989	17,780	(d)	—		25,769
Loss on derivative contracts	(6,797)	—		—		(6,797)

Total revenues	159,588	55,573		—		215,161
Operating expenses
Production expenses	16,872	7,165	(d)	$—		24,037
Gathering, transportation and processing	18,602	5,066	(d)	—		23,668
Production taxes	3,685	1,657	(d)	—		5,342
Exploration expenses	32,629	—		—		32,629
Depreciation, depletion and amortization	37,012	14,901	(e)	—		51,913
Accretion of asset retirement obligations	364	368	(f)	—		732
General and administrative	31,357	—		—		31,357
Gain on sale of assets	(838)	—		—		(838)

Total operating expenses	139,683	29,157		—		168,840

Total operating income	19,905	26,416		—		46,321

Other income (expense)
Interest expense	(1,461)	—		—		(1,461)
Other income (expense), net	13	—		—		13

Total other expense	(1,448)	—		—		(1,448)

Income before income taxes	18,457	26,416		—		44,873
Income tax expense	—	—		11,550	(b)	11,550

Net income	$18,457	$26,416		$(11,550)		$33,323

Earnings per share:
Basic	$0.01					$0.22

Diluted	$0.01					$0.22

Weighted average number of shares outstanding:
Basic	2,001,370			(1,849,248	) (c)	152,122

Diluted	2,001,370			(1,849,248	) (c)	152,122

ROAN RESOURCES, INC

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(UNAUDITED)

1.	Basis of Presentation

Roan Inc. was incorporated to serve as a holding company and, prior to the Reorganization, had no previous operations, assets or liabilities. The historical financial information is derived from the historical financial statements of Roan LLC and the historical statements of revenues and direct operating expenses of the Acquired Properties. The unaudited pro forma condensed combined balance sheet as of June 30, 2018 has been prepared as if the Reorganization had taken place on June 30, 2018. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2017 and for the six months ended June 30, 2018 assume that the Acquisition and Reorganization occurred on January 1, 2017. The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial statements to give effect to events that are (1) directly attributable to the Acquisition and Reorganization, (2) factually supportable and (3) with respect to the statements of operations, expected to have a continuing impact on the combined results.

These unaudited pro forma condensed combined financial statements are provided for illustrative purposes only and may or may not provide an indication of results in the future.

2.	Pro Forma Adjustments

The following adjustments were made in the preparation of the unaudited pro forma condensed combined financial statements.

(a)

Reflects the adjustment for deferred income taxes as a result of the Reorganization. Roan Inc is taxable as a corporation under the Internal Revenue Code of 1986, as amended, and as a result, will be subject to federal, state and local income taxes. Roan LLC was treated as a flow-through entity for income tax purposes. As a result, the net taxable income or loss of Roan LLC and any related tax credits, for federal income tax purposes, were deemed to pass to the members. Accordingly, no tax provision was made in the historical financial statements of Roan LLC since the income tax was an obligation of the members. The initial recording of the deferred tax liability has been reflected as a debit to equity in the accompanying unaudited pro forma condensed combined balance sheet, but has not been included in the accompanying unaudited pro forma condensed combined statement of operations due to its non-recurring nature.

(b)

Adjustment to reflect income tax expense based on the projected effective tax rate of 25.7% to prospective periods. As there was no tax provision in the historical financial statements of Roan LLC, it was deemed appropriate to use the projected prospective effective tax rate at June 30, 2018 for purposes of calculating the income tax expense for the year ended December 31, 2017. As a result of the 2017 tax reform reconciliation act, the corporate tax rate decreased from 35% to 21% as of January 1, 2018. The pro forma tax expense reflected for December 31, 2017 is computed based on current law and does not reflect the actual tax rates in effect during that period.

(c)

The pro forma weighted average number of shares outstanding reflects the weighted average number of shares of common stock we will have outstanding upon the completion of the Reorganization as if the Reorganization had occurred on January 1, 2017.

(d)	Adjustment to recognize revenues and direct operating expenses of the Acquired Properties for the period from January 1, 2017 through August 31, 2017, the date of the Contribution.

(e)	Adjustment to depreciation and depletion attributable to the Acquired Properties, using the unit of production, as if the Acquisition had taken place on January 1, 2017.

(f)	Adjustment to recognize accretion of asset retirement obligation as if the Acquisition had taken place on January 1, 2017.

3.	Supplemental Pro Forma Combined Oil and Gas Reserve and Standardized Measure Information (Unaudited)

The following unaudited supplemental pro forma oil and natural gas reserve tables present how the combined oil, natural gas and NGL reserves and standardized measure information of Roan LLC and the Acquired Properties may have appeared had the properties been acquired on January 1, 2017. The Supplemental Pro Forma Combined Reserve and Standardized Measure Information is for illustrative purposes only.

Estimated Pro Forma Combined Quantities of Proved Reserves

	Roan LLC Historical	Acquired Properties (1)	Pro Forma Adjustments	Roan Inc Pro Forma Combined
Oil (mbbl)
Proved reserves at December 31, 2016	2,900	6,858	—	9,758
Purchase of reserves	9,843	—	(9,843)	—
Extensions and discoveries	30,554	3,225	—	33,779
Revisions of previous estimates	(3,583)	255	—	(3,328)
Production	(2,294)	(495)	—	(2,789)

Proved reserves at December 31, 2017	37,420	9,843	(9,843)	37,420

Natural gas (mmcf)
Proved reserves at December 31, 2016	39,831	122,836	—	162,667
Purchase of reserves	163,638	—	(163,638)	—
Extensions and discoveries	486,510	23,075	—	509,585
Revisions of previous estimates	20,844	25,233	—	46,077
Production	(24,953)	(7,506)	—	(32,459)

Proved reserves at December 31, 2017	685,869	163,638	(163,638)	685,869

NGL (mbbl)
Proved reserves at December 31, 2016	3,519	13,975	—	17,494
Purchase of reserves	16,870	—	(16,870)	—
Extensions and discoveries	61,599	3,199	—	64,798
Revisions of previous estimates	(260)	166	—	(94)
Production	(2,150)	(470)	—	(2,620)

Proved reserves at December 31, 2017	79,578	16,870	(16,870)	79,578

Total (mboe)
Proved reserves at December 31, 2016	13,057	41,306	—	54,363
Purchase of reserves	53,986	—	(53,986)	—
Extensions and discoveries	173,238	10,270	—	183,508
Revisions of previous estimates	(369)	4,626	—	4,257
Production	(8,603)	(2,216)	—	(10,819)

Proved reserves at December 31, 2017	231,309	53,986	(53,986)	231,309

(1)	Activity for the Acquired Properties reflects activity for the period January 1, 2017 through August 31, 2017, the date of Contribution.

Pro Forma Combined Standardized Measure of Discounted Future Net Cash Flows

	Roan LLC Historical	Pro Forma Adjustments (1)	Roan Inc Pro Forma Combined
	(in thousands)
Future cash inflows from production	$5,270,465	$—	$5,270,465
Future production costs	(1,664,724)	—	(1,664,724)
Future development costs	(745,769)	—	(745,769)
Future income tax expenses	—	(554,156)	(554,156)

Undiscounted future net cash flows	2,859,972	(554,156)	2,305,816
10% annual discount	(1,664,303)	315,334	(1,348,969)

Standardized measure of discounted future net cash flows	$1,195,669	$(238,822)	$956,847

(1)	Pro forma adjustments represent effects of income tax on the undiscounted and discounted future net cash flows associated with Roan LLC Historical.

Changes in the Pro Forma Combined Standardized Measure of Discounted Future Net Cash Flows

	Year Ended December 31, 2017
	Roan LLC Historical	Acquired Properties (1)	Pro Forma Adjustments (2)	Roan Inc Pro Forma Combined
	(in thousands)
Standardized measure at December 31, 2016	$118,272	$157,758	$—	$276,030
Sales of oil, natural gas and NGLs produced, net of production costs	(124,526)	(41,683)	—	(166,209)
Net changes in prices and production costs	36,233	23,152	—	59,385
Extensions and discoveries, net of production and development costs	877,846	94,804	—	972,650
Changes in estimated future development costs	(17,970)	2,324	—	(15,646)
Development costs incurred during the period that reduce future costs	148,505	—	—	148,505
Revisions of previous quantity estimates	(5,676)	28,750	—	23,074
Purchases of reserves in place	279,026	—	(279,026)	—
Accretion of discount	11,827	15,776	—	27,603
Net change in income taxes	—	—	(238,822)	(238,822)
Timing differences and other	(127,868)	(1,855)	—	(129,723)

Standardized measure at December 31, 2017	$1,195,669	$279,026	$(517,848)	$956,847

(1)	Activity for the Acquired Properties reflects activity for the period January 1, 2017 through August 31, 2017, the date of Contribution.
(2)

Pro forma adjustments represent effects of reflecting the Acquired Properties as if the Acquisition occurred as of January 1, 2017 rather than on August 31, 2017 and including this activity in the Acquired Properties column. Additionally, the pro forma adjustments reflect the net change in income tax on the discounted future net cash flows based on Roan Inc being a taxable corporation.